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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report: February 12, 1999
                        (Date of earliest event reported)


                                 NSC CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     018597                   31-1295113
(State or other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              file number)          Identification Number)


   49 DANTON DRIVE, METHUEN, MA                                      01844
(Address of Principal Executive Offices)                           (ZIP code)


                                  978-557-7300
               Registrant's telephone number, including area code



                                       N/A
        (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   OTHER EVENTS

         On February 16, 1999, NSC Corporation (the "Company") issued a press release announcing that it entered into an Agreement and Plan of Merger, dated as of February 12, 1999 (the "Merger Agreement"), with NSC Holdings, Inc., a Delaware Corporation created by a group of private investors ("Holdings"), NSC Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Holdings ("Merger Subsidiary"), and Waste Management Inc., a Delaware corporation ("Waste Management"). Neither Holdings nor Merger Subsidiary has any prior affiliation with the Company. The Merger Agreement provides for the merger of Merger Subsidiary with and into the Company, with the Company as the surviving corporation (the "Merger"). Pursuant to the Merger Agreement, upon effectiveness of the Merger, each outstanding share of common stock, par value $.01, of the Company, other than shares held by the Company and as to which appraisal rights have been duly asserted and perfected under the General Corporation Law of the State of Delaware, will be converted into the right to receive $1.12 in cash, without interest.

         In connection with the execution of the Merger Agreement, Waste Management entered into a Voting Agreement with Holdings (the "Voting Agreement"), pursuant to which Waste Management has agreed to vote its shares of common stock of the Company, representing approximately 54% of the outstanding common stock of the Company, in favor of approval and adoption of the Merger Agreement so long as the Merger Agreement remains in effect.

         The consummation of the Merger is subject to customary closing conditions. The execution of the Voting Agreement assures approval of the Merger Agreement by the Company's stockholders so long as the Merger Agreement remains in effect.

         The Merger Agreement, Voting Agreement and press release are filed as exhibits hereto and are incorporated herein by reference. The descriptions of the Merger Agreement and Voting Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  2.1 Agreement and Plan of Merger, dated as of February 12, 1999, by and among NSC Holdings, Inc., NSC Acquisition, Inc., Waste Management Inc., and NSC Corporation.

                  99.1 Voting Agreement, dated as of February 12, 1999, by and between Waste Management, Inc. and NSC Holdings, Inc.

                  99.2 Text of Press Release, dated February 16, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NSC CORPORATION


Date:  February 17, 1999            By:  /s/ EFSTATHIOS A. KOUNINIS
                                         ------------------------------------
                                         Efstathios A. Kouninis
                                         Vice President of Finance, Corporate
                                         Controller, Treasurer and Secretary



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                                    INDEX TO EXHIBITS


         EXHIBIT                    DESCRIPTION OF EXHIBIT
         -------                    ----------------------

         2.1 Agreement and Plan of Merger, dated as of February 12, 1999, by and among NSC Holdings, Inc., NSC Acquisition, Inc., Waste Management Inc., and NSC Corporation.

         99.1 Voting Agreement, dated as of February 12, 1999, by and between Waste Management, Inc. and NSC Holdings, Inc.

         99.2                       Text of Press Release, dated February 16,
                                    1999.